INVESTOR PRESENTATION Q2 2024 Kyle Marketplace | MSA: Austin

In ve sto r P re se nt at io n INTRODUCTORY NOTES FORWARD-LOOKING STATEMENTS DISCLAIMER Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company's 2024 guidance or any updates to such guidance, our continued growth in Same Property NOI, the Company's flexible balance sheet, future capital allocation decisions and asset acquisitions, or regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” "continue," “likely,” “will,” “would,” "outlook,“ "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward- looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this supplemental. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward- looking statements. TRADEMARKS The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner. 2

OVERVIEW Plantation Grove | MSA: Orlando

In ve sto r P re se nt at io n COMPANY OVERVIEW 64 Retail Properties 95% Sun Belt1 (Peer Average = 50%)3 87% Grocery Anchored1,2 (Peer Average = 86%)3 74 Avg. TAP Score (Peer Average = 68)3 10.5M Total GLA 164K Avg. Center Size Portfolio Statistics 2024 Guidance $1.69 - $1.73 Growth of 2.4% to 4.8% 2024 Core FFO Per Diluted Share 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio 3.5% - 4.5% 2024 SPNOI Growth Long-Term Targets 1. YTD NOI percentage owned as of June 30, 2024 2. YTD NOI percentage includes shadow-anchored grocers as of June 30, 2024 - Walmart, Target and warehouse clubs are considered grocers 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, and ROIC 4 Northcross Commons | MSA: Charlotte

A SIMPLE AND FOCUSED INVESTMENT OPPORTUNITY

InvenTrust Properties



Essential Retail
Smart Locations
SUN BELT
GROCERY-ANCHORED
INVESTMENT GRADE
ESG

Sun Belt Markets with Strong, Persistent Migration

- Sector-leading Sun Belt concentration
- Attractive demographic trends – jobs, population, education and household income
- Long-term Sun Belt growth set to substantially outpace the national average

Corporate Sustainability And Governance

- GRESB participant since 2013
- Annual ESG report with five-year environmental reduction targets
- Conducted first ESG materiality assessment
- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA

Retail Sector Tailwinds

- Minimal new supply dynamics well below historical averages expected to continue
- Suburbanization and work from home trends
- Tenant watch list is limited
- Necessity-based, value-oriented tenants and quick-service restaurants continue to open locations

High-Performing, Grocery-Anchored Portfolio

- 87% of NOI derived from centers with a grocery presence
- Long-term stable NOI growth
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

Strong Balance Sheet with Investment Capacity

- Investment-grade balance sheet with ample liquidity
- Fitch rating BBB- / Stable outlook
- Conservative leverage enables self-funded growth strategy
- Limited and manageable debt maturities through '25
- Disciplined capital allocation approach

Investor Presentation
5

In ve sto r P re se nt at io n STRONG FUNDAMENTALS AND SECTOR TAILWINDS Historically Low Supply Growth Strip Center Supply Growth1 Year-Over-Year 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 1. Green Street Strip Center Sector Update, May 30, 2024 6 3.5% 3.5% 3.4% 3.3% 3.1% 3.0% 3.0% 3.0% 3.0% 2.9% Miami Austin Nashville Fort Lauderdale Charlotte Orlando Boston Palm Beach Raleigh Tampa Robust Sun Belt NOI Growth Top U.S. Growth Markets Estimated Annualized NOI Growth ‘25 to ‘281 Current and Target Sun Belt Markets = % of IVT ABR 17% 5%5% 5% 7% 5%5% In ve sto r P re se nt at io n

In ve sto r P re se nt at io n 2024 SECOND QUARTER HIGHLIGHTS Operating Results $19.71 ABR Per SF1 96.4% Leased Occupancy 99.1% Anchor Tenant Leased Occupancy 91.7% Small Shop Leased Occupancy 92% Retention Rate 10.3% Leasing Spreads – New and Renewals Financial Performance 5.2x Net Debt-To- Adjusted EBITDA2 $384M Total Liquidity $0.91 2024 Annualized Dividend Rate 28.5% Net Leverage Ratio3 $0.43 Core FFO Per Diluted Share 2.6% SPNOI Growth 1. Total Portfolio ABR per SF as of June 30, 2024, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $21.15 as of June 30, 2024 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of June 30, 2024 3. Net debt to real estate assets, excluding property accumulated depreciation Paraiso Parc | MSA: Miami 7

PORTFOLIO Sonterra Village | MSA: San Antonio

In ve sto r P re se nt at io n SUN BELT FOCUSED Established centers with necessity-based tenants drive performance in all economic conditions Clustered portfolio brings operational efficiencies and detailed market knowledge 9 Southern CA 11% San Antonio 3% Austin 17% Dallas / Fort Worth / Arlington 10% Houston 11% Atlanta 11% Tampa / St. Petersburg 5% Miami / Fort Lauderdale / West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 7% DC Metro 3% Richmond 1% Phoenix 1% InvenTrust Portfolio by Percentage of ABR1 Houston 11% Atlanta 11% Top 5 60%Austin 17% Southern CA 11% Top 5 Markets by ABR Percentage of Total 1. YTD ABR of properties owned as of June 30, 2024 2. Includes Fort Lauderdale and West Palm Beach MSA Sun Belt Miami2 10%

In ve sto r P re se nt at io n Neighborhood Center Trade Area 1-3 mi. • 39 properties • 3.9M GLA • 40% of NOI • $20.68 ABR1 Community Center Trade Area 3-5 mi. • 13 properties • 3.0M GLA • 30% of NOI • $20.04 ABR1 Power Center w/ Grocer Trade Area 5-10 mi. • 8 properties • 2.2M GLA • 18% of NOI • $17.55 ABR1 Power Center w/out Grocer Trade Area 5-10 mi. • 4 properties • 1.4M GLA • 12% of NOI • $19.38 ABR1 HIGH QUALITY ASSETS Rio Pinar Plaza | Orlando, FL Shops at the Galleria | Austin, TXSarasota Pavilion | Tampa, FLShops at Arbor Trails | Austin, TX Established centers with necessity-based tenants drive performance in all economic conditions Established centers with necessity-based tenants drive performance in all economic conditions Note: As of June 30, 2024. 1. Includes ground rent and excludes specialty leases 10

In ve sto r P re se nt at io n ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX TOP 15 TENANTS # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 151 5.0 2 N/A 152 3.6 3 A 14 2.5 4 BB+ 6 2.3 5 N/A 53 2.2 6 AA 5 1.4 7 B+ 7 1.3 8 BBB+ 4 1.2 9 B- 7 1.1 10 N/A 8 1.0 11 BBB 3 1.0 12 N/A 3 0.9 13 N/A 4 0.9 14 A+ 2 0.9 15 N/A 9 0.9 Top 15 Total 107 26.2% *Grocer Recession resistant tenants with limited exposure to distressed tenants Note: as of June 30, 2024 1. Includes one fuel pad 2. Includes three Publix Liquor locations 3. Includes one staff office Recently Executed Leases ANCHORS SMALL SHOP 11

In ve sto r P re se nt at io n TENANT COMPOSITION Diverse and balanced tenant mix provides durable cash flows Total Portfolio Composition % of ABR1 National Regional Local 68% 15% 17% Small ShopAnchor 42% 58% Anchor & Small Shop Composition % of ABR1 Grocery / Essential Retail Restaurants Other Retail / Services Tenant Composition % of ABR1 19% 21% 60% Note: As of June 30, 2024. 1. Includes ground rent and excludes specialty leases 12 % of ABR Essential Retail Breakout 60% Grocery 18% Health & Beauty Services 11% Medical 9% Off Price 5% Banks 5% Pets 3% Office / Communications 3% Other Essential Retail / Services 3% Drug / Pharmacy 2% Hardware / Auto 1%

In ve sto r P re se nt at io n STRONG LEASING ACTIVITY CONTINUES Portfolio is experiencing unprecedented demand and occupancy levels 13 Note: Data as of June 30, 2024 1. Leased to Economic Occupancy spread of 270 basis points, which equates to approximately $6.9 million of base rent on an annualized basis 2020 2021 2022 2023 Q1 ’24 Q2 ‘24 Leased Occupancy 92.8% 96.3% 93.9% 96.1% 96.2% 110 220 290 290 2701 2021 Signed Not Opened Spread By Basis Points 2022 2023 Q1 ‘24 Q2 ‘24 96.4%

In ve sto r P re se nt at io n GROWING ASSET BASE THROUGH ACQUISITIONS Established centers with necessity-based tenants drive performance in all economic conditions Acquiring necessity-based retail assets in the Sun Belt MAGUIRE GROVES MOORES MILL THE PLANT MSA: Orlando, FL MSA: Atlanta, GA MSA: Phoenix, AZ (New Market) • Acquired Q2 2024 • Year Built - 2007 • ABR PSF - $29.71 • Adjacent to Publix anchored center owned by IVT • 100% leased occupancy • 3-mile Avg. HHI - $156,800 • 3-mile Population – 52,100 • Acquired Q2 2024 • Year Built - 2017 • ABR PSF - $24.64 • Publix anchored • 100% leased occupancy • 3-mile Avg. HHI - $182,000 • 3-mile Population – 67,800 • Acquired Q1 2024 • Year Built - 2016 • ABR PSF - $28.81 • Sprouts anchored • 100% leased occupancy • 3-mile Avg. HHI - $171,500 • 3-mile Population – 84,800 14

DISCIPLINED REDEVELOPMENT PROGRAM

InvenTrust Properties

Enhancing the consumer experience by revitalizing properties



PAVILION at LaQUINTA – La Quinta, CA	
Status:	***Completed***
Completion Date:	Q2 2024
Project Description:	Redevelopment of a freestanding building


COSTCO

SOUTHERN PALM CROSSING - Miami, FL	
Status:	***Completed***
Completion Date:	Q2 2024
Project Description:	Redevelopment of a former bank building for a freestanding building with a drive-through


HomeGoods

BUCKHEAD CROSSING – Atlanta, GA	
Status:	***Completed***
Completion Date:	Q2 2024
Project Description:	Anchor space repositioning, including re-merchandising of the shopping center


Kroger

SANDY PLAINS CENTRE – Atlanta, GA	
Status:	Active
Est. Completion Date:	2025
Project Description:	Redevelopment and expansion to accommodate a 10,000 sq. ft. tenant and additional small shop space


Publix

SARASOTA PAVILION - Tampa, FL	
Status:	Active
Est. Completion Date:	2025
Project Description:	Redevelopment and remerchandising of former anchor space to two anchor spaces, plus additional small shop space


PRE DEVELOPMENT

PRE-DEVELOPMENT (15 Projects)	
Status:	Pre-Development
Est. Completion Date:	2025+
Project Description:	Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Note: Projects are in various stages of planning and may or may not commence due to a number of factors. The Company's estimated timing of completion may be impacted by factors outside of management's control, including global supply constraints or government restrictions

Investor Presentation
15

BALANCE SHEET AND 2024 OUTLOOK The Parke | MSA: Austin

In ve sto r P re se nt at io n INVESTMENT-GRADE BALANCE SHEET1 BBB- / Stable Fitch $384 million Liquidity 4.3% Weighted Aver. Interest Rate 4.2x Fixed Charge Coverage 5.2x2 Net Debt-to-Adjusted EBITDA 3.5 Years3 Weighted Average Maturity 1. As of June 30, 2024 2. Trailing twelve months 3. Excludes available extension options 17 Debt Maturity Schedule1,3 ($ Millions) Secured Unsecured $26 $32 $200 $226 $72 $200 $100 $36 $150 $182 2024 2025 2026 2027 2028 2029 2030 2031 2032

In ve sto r P re se nt at io n CONSERVATIVE BALANCE SHEET Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets) 1 Peer Average : 35% 30% 31% 36% 39% 40% InvenTrust maintains a low leverage business model Net Debt-to-Adjusted EBITDA1 4.9x 5.1x 5.3x 5.7x 6.0x 6.7x Peer WTD Average by Market Cap : 5.5x 4.9x 29% 36% 1. Forward metric provided by Green Street Strip Center Sector Update, May 30, 2024. As of June 30, 2024, IVT’s TTM Net Debt-to-Adjusted EBITDA is 5.2x and Net Leverage is 28.5%. 18

In ve sto r P re se nt at io n $0.78 $0.82 $0.86 $0.91 2021 2022 2023 Annualized 2024 SUSTAINABLE DIVIDEND GROWTH Steady dividend increases with additional capacity to grow in the future Historical and Projected Dividend Payments Aggregate dividends declared as a percentage of Core FFO = 52%1 1. Aggregate distributions declared (as a % of Core FFO) for the six months ended June 30, 2024 19

In ve sto r P re se nt at io n INVENTRUST DELIVERS CASH FLOW GROWTH Net Income Per Diluted Share $0.08 to $0.12 UPDATED Nareit FFO Per Diluted Share Core FFO Per Diluted Share SPNOI Growth 2024 Updated Guidance $0.04 to $0.10 INITIAL $1.73 to $1.77 UPDATED $1.69 to $1.75 INITIAL $1.69 to $1.73 UPDATED $1.66 to $1.70 INITIAL 3.5% to 4.5% UPDATED 2.25% to 3.25% INITIAL Pavilion at La Quinta | MSA: Southern CA 20

In ve sto r P re se nt at io n LONG-TERM GROWTH PROFILE EMBEDDED RENT ESCALATIONS POSITIVE LEASING SPREADS FOR NEW AND RENEWALS INCREMENTAL OCCUPANCY INCREASES REDEVELOPMENT ACQUISITIONS Stable and durable components of annual cash flow growth 21 Bay Landing | MSA: Tampa/St. Petersburg

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Scottsdale North Marketplace | MSA: PhoenixCyfair Town Center | MSA: Houston

ESG OVERVIEW

InvenTrust is committed to the principles of ESG to create long-term shareholder value

ENVIRONMENTAL

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- 24% of properties have electric vehicle charging stations
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2023
- 100% of employees participated in a charitable volunteer events and/or fundraiser in 2023
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- InvenTrust maintains a diverse Board of Directors with a broad array of insights and experiences
- Proactive investor engagement program led by Investor Relations team and the Corporate Secretary's office

2023 ESG Report

Investor Presentation
23

ESG GOALS AND PROGRESS

InvenTrust Properties

InvenTrust set measurable goals to own and manage environmentally-friendly shopping centers; create innovative and inclusive work and community environments; and execute processes, reporting, and training to conduct business in a manner that upholds high standards of ethics and integrity. Below are the company's five-year goals and their status as of InvenTrust's latest ESG report.

On Track *Achieved* *Increasing Focus*

	FIVE YEAR GOALS (2022 - 2026)	2023 PROGRESS	2023 STATUS
Environmental	100% of InvenTrust properties have energy management systems installed	100%	Achieved
	100% of landlord-controlled common area lighting [1] upgraded to energy-efficient light-emitting diodes ("LEDs")	100%	Achieved
	100% of InvenTrust properties have water efficient landscaping systems installed	82%	On Track
	100% of InvenTrust properties assessed for climate risks	100%	Achieved
	25% reduction in like-for-like landlord-controlled common area Scope 2 greenhouse gas emissions (2021 baseline year)	37%	On Track
	25% reduction in like-for-like landlord-controlled common area electricity usage (2021 baseline year)	36%	On Track
	5% reduction in like-for-like landlord-controlled common area water usage (2021 baseline year)	27%	On Track
	20% of landlord-controlled waste diverted from landfills	31%	On Track
	50% of properties have electric vehicle ("EV") charging stations installed [2]	24%	Increasing Focus
Social	Maintain an average overall tenant satisfaction index score of 80 based on 100% coverage of tenant satisfaction surveys annually	83%	Achieved
	100% of employees complete annual training on ESG development	100%	Achieved
	100% of employees complete annual anti-harassment training	100%	Achieved
	100% annual employee participation in charitable volunteer events and/or fundraisers	100%	Achieved
	80% or greater annual employee satisfaction rate	87%	Achieved
	100% of employees complete annual Diversity, Equity & Inclusion ("DEI") training	100%	Achieved
Governance	Participate annually in the GRESB Real Estate Assessment	100%	Achieved
	100% of employees complete annual Code of Business Conduct and Ethics training	100%	Achieved
	100% of employees complete annual Cybersecurity training	100%	Achieved
	30% diversity among our Board of Directors[3]	33%	Achieved

1. *Common area lighting defined as parking lot lighting only, excludes properties recently acquired*
2. As of December 31, 2023. Electric Vehicle ("EV") charging stalls and stations may be on lease or shadow
3. Includes racial and gender diversity.

Investor Presentation
24
IVT

STRONG AND EXPERIENCED BOARD OF DIRECTORS

InvenTrust Properties

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Board Experience

5/9 Current or Former C-Suite	**6/9** Real Estate
6/9 Investment or Financial	**5/9** Retail
89% Independent	**33%** Female
59 Average Age	**8 yrs** Average Tenure



Julian E. Whitehurst
Chairperson since 2023
Director since 2016
Compensation - M

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Paula J. Saban
Director since 2004
Compensation – M
Nominating & Corporate Governance - M

- Previously served as the Chairperson of the Board from 2017 until November 2023.
- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Thomas F. Glavin
Director since 2007
Audit - M, FE;
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, senior manager at Touche Ross & Co., and internal auditor at Vavrus & Associates



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., Oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Michael A. Stein
Director since 2016
Audit – M; FE
Compensation - M

- Former Senior Vice President and CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Stuart Aitken
Director since 2017
Compensation - C

- Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°(data analytics firm)
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Amanda Black
Director since 2018 *Audit - C, FE*

- Former Chief Investment Officer and Managing Director of JLP Asset Mgmt.
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Smita Shah
Director since 2022
Audit – M
Nominating & Corporate Governance - M

- Founder and CEO of SPAAN Tech, Inc
- Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

Note: C – Chair; M – Member; FE – Financial Expert

Investor Presentation
25
IVT

APPENDIX PGA Plaza | MSA: Palm Beach

In ve sto r P re se nt at io n NON-GAAP MEASURES AND DEFINITION OF TERMS Adjusted EBITDA The Company's non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on- going operating performance. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect its proportionate share of the joint venture's Adjusted EBITDA on the same basis. Nareit Funds From Operations (Nareit FFO) and Core FFO The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company's unconsolidated joint venture are calculated to reflect the Company's proportionate share of the joint venture's Nareit FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Net Debt-to-Adjusted EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA. Non-GAAP Financial Measures In addition to GAAP measures, this presentation contains and refers to certain non-GAAP measures. Management does not consider the Company's non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of IVT's financial performance as they may not reflect the operations of the entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of IVT's properties that could materially impact IVT's results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of IVT’s liquidity, nor as an indication of funds available to cover IVT's cash needs, including IVT's ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if management does not continue to operate the business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, IVT's non-GAAP measures may not be comparable to other REITs. Same Property NOI or SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP Rent Adjustments. 27

In ve sto r P re se nt at io n RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: in thousands. 28 Three Months Ended June 30 Six Months Ended June 30 2024 2023 2024 2023 Income Minimum base rent $ 42,021 $ 41,294 $ 77,244 $ 75,824 Real estate tax recoveries 8,185 7,873 15,206 15,453 Common area maintenance, insurance, and other recoveries 7,820 7,461 14,377 13,478 Ground rent income 4,716 4,742 7,752 7,836 Short-term and other lease income 706 636 1,927 1,902 (Provision for) reversal of uncollectible billed rent and recoveries, net (285) (192) (3) 142 Other property income 354 423 595 667 Total income 63,517 62,237 117,098 115,302 Operating Expenses Property operating 9,810 9,684 17,867 18,167 Real estate taxes 8,935 8,917 16,623 17,198 Total operating expenses 18,745 18,601 34,490 35,365 Same Property NOI $ 44,772 $ 43,636 $ 82,608 $ 79,937

In ve sto r P re se nt at io n RECONCILIATION OF NET (LOSS) INCOME TO SAME PROPERTY NOI Same Property NOI Note: in thousands. (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. (b) The NOI of Maguire Groves is reflected as a component of NOI from other investment properties. 29 Three Months Ended June 30 Six Months Ended June 30 2024 2023 2024 2023 Net income $ 1,498 $ 2,068 $ 4,398 $ 3,201 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (455) (644) (1,313) (1,091) Equity in (earnings) losses of unconsolidated entities — (149) — 514 Interest expense, net 9,640 9,377 19,274 18,886 Gain on sale of investment properties — (984) — (984) Depreciation and amortization 28,790 28,263 56,958 55,021 General and administrative 8,661 8,048 16,635 15,779 Other fee income — — — (80) Adjustments to NOI (a) (2,387) (2,035) (4,430) (4,594) NOI 45,747 43,944 91,522 86,652 NOI from other investment properties (b) (975) (308) (8,914) (6,715) Same Property NOI $ 44,772 $ 43,636 $ 82,608 $ 79,937

RECONCILIATION OF NON-GAAP MEASURES

Nareit FFO & Core FFO

Note: in thousands.

The following table presents a reconciliation of Net Income to Nareit FFO and Core FFO Applicable to Common Shares and Dilutive Securities, and provides additional information related to its operations:

	Three Months Ended June 30		Six Months Ended June 30	
	2024	2023	2024	2023
Net income	$ 1,498	$ 2,068	$ 4,398	$ 3,201
Depreciation and amortization related to investment properties	28,570	28,077	56,516	54,620
Gain on sale of investment properties	—	(984)	—	(984)
Unconsolidated joint venture adjustments (a)	—	—	—	342
Nareit FFO Applicable to Common Shares and Dilutive Securities	30,068	29,161	60,914	57,179
Amortization of market lease intangibles and inducements, net	(657)	(572)	(1,233)	(2,088)
Straight-line rent adjustments, net	(981)	(853)	(1,887)	(1,762)
Amortization of debt discounts and financing costs	600	1,265	1,175	2,119
Depreciation and amortization of corporate assets	220	186	442	401
Non-operating income and expense, net (b)	(116)	(129)	(296)	736
Unconsolidated joint venture adjustments (c)	—	(6)	—	(162)
Core FFO Applicable to Common Shares and Dilutive Securities	$ 29,134	$ 29,052	$ 59,115	$ 56,423

(a) Reflects the Company's share of adjustments for IAGM's Nareit FFO on the same basis as InvenTrust.
(b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c) Reflects the Company's share of adjustments for IAGM's Core FFO on the same basis as InvenTrust.
(d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

Investor Presentation
30

RECONCILIATION OF NON-GAAP MEASURES

EBITDA & Adjusted EBITDA

Note: in thousands.

The following table presents a reconciliation of Net Income to EBITDA and Adjusted EBITDA, and provides additional information related to its operations:

	Three Months Ended June 30		Six Months Ended June 30	
	2024	2023	2024	2023
Net income	$ 1,498	$ 2,068	$ 4,398	$ 3,201
Interest expense, net	9,640	9,377	19,274	18,886
Income tax expense	132	134	265	260
Depreciation and amortization	28,790	28,263	56,958	55,021
Unconsolidated joint venture adjustments (a)	—	—	—	423
EBITDA	40,060	39,842	80,895	77,791
Gain on sale of investment properties	—	(984)	—	(984)
Amortization of market-lease intangibles and inducements, net	(657)	(572)	(1,233)	(2,088)
Straight-line rent adjustments, net	(981)	(853)	(1,887)	(1,762)
Non-operating income and expense, net (b)	(116)	(129)	(296)	736
Unconsolidated joint venture adjustments (c)	—	(6)	—	(178)
Adjusted EBITDA	$ 38,306	$ 37,298	$ 77,479	$ 73,515

(a) Reflects the Company's share of adjustments for IAGM's EBITDA on the same basis as InvenTrust.
(b) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c) Reflects the Company's share of adjustments for IAGM's Adjusted EBITDA on the same basis as InvenTrust.

Investor Presentation
31

In ve sto r P re se nt at io n RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Note: in thousands. Net Debt-to-Adjusted EBITDA 32 The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA: As of June 30 As of December 31 2024 2023 Net Debt: Outstanding Debt, net $ 812,217 $ 814,568 Less: Cash and cash equivalents (34,070) (96,385) Net Debt $ 778,147 $ 718,183 Net Debt-to-Adjusted EBITDA (trailing 12 months): Net Debt $ 778,147 $ 718,183 Adjusted EBITDA (trailing 12 months) 150,423 146,459 Net Debt-to-Adjusted EBITDA 5.2x 4.9x

In ve sto r P re se nt at io n RECONCILIATION OF 2024 GUIDANCE RANGE Estimated net income per share to estimated Nareit FFO and Core FFO per diluted share 33 The following table provides a reconciliation of the range of the Company's 2024 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income per diluted share $ 0.08 $ 0.12 Depreciation and amortization related to investment properties 1.65 1.65 Nareit FFO per diluted share 1.73 1.77 Amortization of market-lease intangibles and inducements, net (0.04) (0.04) Straight-line rent adjustments, net (0.04) (0.04) Amortization of debt discounts and financing costs 0.04 0.04 Core FFO per diluted share $ 1.69 $ 1.73 The following table provides a reconciliation of the range of the Company's 2024 estimated net income per diluted share to estimated NAREIT FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income per diluted share $ 0.04 $ 0.10 Depreciation and amortization related to investment properties 1.65 1.65 NAREIT FFO per diluted share 1.69 1.75 Amortization of market-lease intangibles and inducements, net (0.02) (0.03) Straight-line rent adjustments, net (0.04) (0.05) Amortization of debt discounts and financing costs 0.03 0.03 Core FFO per diluted share $ 1.66 $ 1.70 UPDATED GUIDANCE INITIAL GUIDANCE

INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation Quarterly Earnings Materials 2023 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510